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                                                                EXHIBIT 10.2


Dated
1998

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                         [                                ]

                                       AND

                          INCYTE PHARMACEUTICALS, INC.

                                       AND

                                 HEXAGEN LIMITED



                    ----------------------------------------

                         SHARE EXCHANGE OPTION AGREEMENT
                    ----------------------------------------











                                 Cameron McKenna
                                   Mitre House
                              160 Aldersgate Street
                                 London EC1A 4DD

                              T +44(0)171 367 3000
                              F +44(0)171 367 2000




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                                Table of Contents


1. Recitals..............................................................1

2. Definitions...........................................................1

3. Grant of Exchange Option..............................................2

4. Exercise of Original Option by Option Holder..........................2

5. Exercise of Option Holder Exchange Option.............................2

6. Exercise of Incyte Exchange Option....................................2

7. Consideration.........................................................3

8. Completion............................................................3

9. Transfer Formalities..................................................3

10. Governing Law........................................................3



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Dated:

BETWEEN:

(1)                      of                         (the "Option Holder"); and

(2) INCYTE PHARMACEUTICALS, INC., a corporation incorporated in the State of Delaware, USA whose principal place of business is at 3174 Porter Drive, Palo Alto, CA 94304, United State of America ("Incyte"); and

(3) HEXAGEN LIMITED (registered in England with number 317808) whose registered office is at 214 Cambridge Science Park, Milton Park, Cambridge, CB4 4WA ("Hexagen").

1.       Recitals

1.1 The Option Holder holds options over [ ] ordinary shares in Hexagen (the "Original Share Option") pursuant to an option agreement between the Option Holder and Hexagen executed on __________________________ (the "Original Option Agreement").

1.2 Upon exercise of the Original Share Option the Option Holder wishes to have the opportunity to offer to Incyte and Incyte wishes to have the opportunity to require the purchase of the Hexagen ordinary shares issued in respect thereof in exchange for Incyte Common Stock.

1.3 Incyte is prepared to offer to the Option Holder in exchange for his ordinary shares in Hexagen such number of shares of Incyte Common Stock as is determined in accordance with the provisions of this Agreement. Should the Original Share Option be exercised in full, [ ] shares of Incyte Common Stock (subject to adjustment as provided in clause 7.1) would be offered in exchange for such Hexagen shares.


2.       Definitions

         "Incyte Common Stock" means the common stock, $0.001 par value, of Incyte, and any securities of Incyte issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Common Stock.

         "Incyte Exchange Option" means the option granted to Incyte under clause 3.1;

         "Exchange Options" means the Incyte Exchange Option and the Option Holder Exchange Option;

         "Exchange Ratio" means the calculation set out at Schedule III to the Share Purchase Agreement between Incyte, Hexagen and the shareholders of Hexagen being Appendix A to an agreement between Incyte and Hexagen dated 14th August 1998;

         "Exchange Shares" means the Incyte Common Stock to be issued and exchanged by Incyte for Hexagen Shares as set out herein;

         "Original Option Agreement" means an Agreement granting the Original Share Option to the Option Holder under the terms and conditions specified therein;

         "Original Share Option" means the option to acquire ordinary shares in Hexagen granted by Hexagen pursuant to the Original Option Agreement to the Option Holder;


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         "Option Holder Exchange Option" means the option granted to the Option
         Holder under clause 3.2; and

         "Hexagen Shares" means the ordinary shares in Hexagen issued to the Option Holder following the exercise of his Original Share Option.


3.       Grant of Exchange Option

3.1 The Option Holder grants to Incyte an option to purchase his Hexagen Shares in accordance with the terms herein.

3.2 Incyte grants to the Option Holder an option to require Incyte to purchase his Hexagen Shares in accordance with the terms herein.


4.       Exercise of Original Option by Option Holder

         When the Original Share Option becomes exercisable the Option Holder may exercise it in whole or in part in accordance with the terms of the Original Share Option.


5.       Exercise of Option Holder Exchange Option

5.1 If the Option Holder wishes to exercise his Option Holder Exchange Option, he shall be required to give notice in writing (the "Exchange Exercise Notice") to Incyte of his intention to exercise the Option Holder Exchange Option no later than five days following his exercise of an Original Share Option, whether such exercise be in whole or part. The Exchange Exercise Notice shall indicate the number of Hexagen Shares in respect of which the exercise is to take effect.

5.2 For the avoidance of doubt, the Option Holder shall be entitled to so exercise his Option Holder Exchange Option on each occasion that he exercises an Original Share Option (whether in whole or part).


6.       Exercise of Incyte Exchange Option

6.1 The Option Holder is required to give notice in writing (the "Option Exercise Notice") to Incyte upon any exercise by him of the Original Share Option and such Option Exercise Notice shall be given no later than five days following his exercise of an Original Share Option. The Option Exercise Notice shall set out the number of shares in respect of which he has so exercised the Original Share Option. The Option Holder acknowledges that the service on Incyte itself of such Option Exercise Notice within five days of the exercise of an Original Share Option is to be a requirement for a valid exercise of the said Original Share Option.

6.2 If Incyte wishes to exercise its Incyte Exchange Option, it shall be required to give notice in writing to the Original Option Holder no later than five days following receipt of the Option Exercise Notice, such notice by Incyte to indicate the number of Hexagen Shares in respect of which it so exercises the Incyte Exchange Option.



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7.       Consideration

7.1 On any exercise of an Incyte Exchange Option or an Option Holder Exchange Option, the consideration payable by Incyte for the acquisition of Hexagen Shares from the Option Holder shall be the issue of Exchange Shares in accordance with the Exchange Ratio provided always that in the event of a rights or capitalisation issue in respect of the shares in Incyte, or a reduction, consolidation, subdivision or reorganisation of Incyte's share capital, such number of Exchange Shares to be issued to the Option Holder shall be subject to adjustment by the Directors of Incyte so as to protect any appreciation in the value of the shares over which Incyte Exchange Option or an Option Holder Exchange Option is granted and if there be a dispute over the number of Exchange Shares to be issued hereunder, such dispute is to be settled by Incyte's auditors for the time being, acting as experts and not as arbitrators, who shall decide what is fair and reasonable.


8.       Completion

8.1 Completion of the exchange of any Hexagen Shares for Exchange Shares hereunder shall take place within seven business days of the giving of the relevant notice to exercise the Exchange Options hereunder pursuant to Clause 5 or Clause 6 as the case may be.

8.2 On the date of completion, Incyte shall issue a share certificate for the relevant number of Exchange Shares and deliver it to the Option Holder in exchange for the delivery by the Option Holder to Incyte of a share transfer, duly executed, in favour of the Company in respect of the relevant Hexagen Shares together with the certificate in respect of the Hexagen Shares.


9.       Transfer Formalities

         The Option Holder hereby irrevocably appoints such one of the Directors of Hexagen as Incyte shall nominate in writing as the Option Holder's attorney to execute, upon any completion as aforesaid, on his behalf any transfer of Hexagen Shares in favour of Incyte (or as Incyte may direct) and such other documents as may be necessary to transfer title thereto.


10.      Governing Law

         The construction, validity and performance of this Agreement shall be governed in all respects by English Law.

IN WITNESS whereof this Agreement has been executed as a Deed the day and year first above written.

EXECUTED as a Deed by                    )
[                             ]          )
in the presence of:                      )

 ..................................           Signature of Witness

 ..................................           Name

 ..................................           Address

 ..................................

 ..................................           Occupation

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EXECUTED as a Deed by                    )
INCYTE PHARMACEUTICALS, INC.             )
acting by                                )



Authorized Officer


Secretary



EXECUTED as a Deed by                    )
HEXAGEN LIMITED acting by                )



Director


Director/Secretary


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